SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2002

AMERICA WEST HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214

(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10140	86-0418245

(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 20, 2002

ITEM 9. REGULATION FD DISCLOSURE

         On March 20, 2002, America West Holdings Corporation, parent company of America West Airlines, Inc., Inc., issued a press release entitled, “America West Releases Financial and Operating Data.” A copy of the press release is attached hereto as Exhibit 99.1.

2.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: March 20, 2002	By: /s/ Bernard L. Han

Bernard L. Han

Executive Vice President and

Chief Financial Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.

Dated: March 20, 2002	By: /s/ Bernard L. Han

Bernard L. Han

Executive Vice President and

Chief Financial Officer

3.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 20, 2002.

4.